UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8–K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2024

CANADIAN DERIVATIVES CLEARING CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 002-69458

_____________________________________

Canada	N/A
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1800-1190 av des Canadiens-de-Montréal, P.O. Box 37
Montreal, Quebec, Canada

H3B 0G7
(Address of principal executive offices, including zip code)

514-871-3545
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

99.1	List of Underlying Interests of Canadian Derivatives Clearing Corporation options listed on the Montreal Exchange and offered for sale in the United States pursuant to CDCC’s Registration Statement on Form S-20 as of February 29, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ George Kormas
Name:	George Kormas
Title:	President

Date:	March 8, 2024

EXHIBIT INDEX

Exhibit Number	Description

99. 1	List of Underlying Interests of Canadian Derivatives Clearing Corporation options listed on the Montreal Exchange and offered for sale in the United States pursuant to CDCC’s Registration Statement on Form S-20 as of February 29, 2024.